Significant events	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Significant events

2.	Significant events

a.	On May 1, 2018, one steel mill was acquired in Brazil from ArcelorMittal, which is located in Cariacica, Espiritu Santo and has a production capacity of 600 thousand tons a year. Another steel mill is being rented from ArcelorMittal in Itauna, Minas Gerais with a production capacity of 120 thousand tons a year. Upon closing the transaction, the group significantly increased its participation in the long steel market in Brazil; a confidentiality agreement was signed for this operation.

b.	On January 1, 2019 Grupo Simec, S.A.B. of C.V. increased its shareholding percentage in SimRep Corporation to 99.41%. The Company acquired 83,862 common shares of SimRep Corporation at a price of USD $ 3,454 each, for total consideration of USD $ 289,660, such consideration was provided through the conversions of loans payable to the Company by SimRep.

c.	On February 10, 2020, the Ordinary General Shareholders’ Meeting decreed dividends which were paid on March 10, 2020. The dividends were paid from the net tax profit account, generated until December 31, 2013.The amount paid was $1,990 million pesos.